UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2004

VISTA MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Idenitifcaiton Number)

2101 Faraday Avenue, Carlsbad, California 92008

(Address of principal executive offices, with zip code)

(760) 603-9120

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

On October 1, 2004, Vista Medical Technologies, Inc. (the “Company”) notified Ernst & Young LLP (“E&Y”) of E&Y’s dismissal in connection with the Company’s decision to engage new auditors as the Company’s independent registered public accounting firm.  On that date, the Company appointed J.H. Cohn LLP (“J.H. Cohn”) for the fiscal year ended December 31, 2004 as the Company’s new independent registered public accounting firm. The decision to engage J.H. Cohn was approved by the Company’s Board of Directors at its meeting on September 27, 2004 based upon the recommendation of the Audit Committee. The appointment was effective immediately.

The reports of E&Y on the Company’s consolidated financial statements for the years ended December 31, 2002 and 2003 did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, E&Y’s report for the year ended December 31, 2003 included an explanatory paragraph noting the Company’s limited liquid resources, recurring losses from operations and the Company’s need to raise additional capital, all of which raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with its audits of the Company’s consolidated financial statements for the years ended December 31, 2002 and 2003, and the interim period through October 1, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference thereto in its reports. There were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and the period from the end of the most recent fiscal year to the date of appointment of J.H. Cohn, neither the Company nor anyone acting on its behalf consulted with J.H. Cohn with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has requested E&Y to furnish it a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the statements made herein.

Item 9.01.              Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA MEDICAL TECHNOLOGIES, INC.

Date: October 19, 2004	By:	/s/ JOHN LYON
John Lyon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission.